                                                                      EXHIBIT 24

STATE OF FLORIDA
COUNTY OF DADE

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Eugene P. Conese, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of an aggregate of 8,000,000 shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), plus up to an additional 1,200,000 shares of Common Stock issuable upon the exercise of the underwriters' over-allotment option, with such numbers of shares of Common Stock being subject to modification by the Pricing Committee of the Board of Directors appointed in connection with the offering, and to file such Registration Statement with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed registration by the Company of the shares of Common Stock registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7 day of June, 1996.

                                                     EUGENE P. CONESE
                                          --------------------------------------
                                                     Eugene P. Conese

STATE OF MISSOURI
COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, William W. Winpisinger, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of an aggregate of 8,000,000 shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), plus up to an additional 1,200,000 shares of Common Stock issuable upon the exercise of the underwriters' over-allotment option, with such numbers of shares of Common Stock being subject to modification by the Pricing Committee of the Board of Directors appointed in connection with the offering, and to file such Registration Statement with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed registration by the Company of the shares of Common Stock registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of June, 1996.

                                                  WILLIAM W. WINPISINGER
                                          --------------------------------------
                                                  William W. Winpisinger

STATE OF MISSOURI
COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Lawrence K. Roos, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of an aggregate of 8,000,000 shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), plus up to an additional 1,200,000 shares of Common Stock issuable upon the exercise of the underwriters' over-allotment option, with such numbers of shares of Common Stock being subject to modification by the Pricing Committee of the Board of Directors appointed in connection with the offering, and to file such Registration Statement with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed registration by the Company of the shares of Common Stock registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of June, 1996.

                                                     LAWRENCE K. ROOS
                                          --------------------------------------
                                                     Lawrence K. Roos

STATE OF MISSOURI
COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, William M. Hoffman, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of an aggregate of 8,000,000 shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), plus up to an additional 1,200,000 shares of Common Stock issuable upon the exercise of the underwriters' over-allotment option, with such numbers of shares of Common Stock being subject to modification by the Pricing Committee of the Board of Directors appointed in connection with the offering, and to file such Registration Statement with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed registration by the Company of the shares of Common Stock registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of June, 1996.

                                                    WILLIAM M. HOFFMAN
                                          --------------------------------------
                                                    William M. Hoffman

STATE OF MISSOURI
COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Gerald L. Gitner, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of an aggregate of 8,000,000 shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), plus up to an additional 1,200,000 shares of Common Stock issuable upon the exercise of the underwriters' over-allotment option, with such numbers of shares of Common Stock being subject to modification by the Pricing Committee of the Board of Directors appointed in connection with the offering, and to file such Registration Statement with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed registration by the Company of the shares of Common Stock registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of June, 1996.

                                                     GERALD L. GITNER
                                          --------------------------------------
                                                     Gerald L. Gitner

STATE OF MISSOURI
COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas H. Jacobsen, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of an aggregate of 8,000,000 shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), plus up to an additional 1,200,000 shares of Common Stock issuable upon the exercise of the underwriters' over-allotment option, with such numbers of shares of Common Stock being subject to modification by the Pricing Committee of the Board of Directors appointed in connection with the offering, and to file such Registration Statement with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed registration by the Company of the shares of Common Stock registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of June, 1996.

                                                    THOMAS H. JACOBSEN
                                          --------------------------------------
                                                    Thomas H. Jacobsen

STATE OF MISSOURI
COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Myron Kaplan, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of an aggregate of 8,000,000 shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), plus up to an additional 1,200,000 shares of Common Stock issuable upon the exercise of the underwriters' over-allotment option, with such numbers of shares of Common Stock being subject to modification by the Pricing Committee of the Board of Directors appointed in connection with the offering, and to file such Registration Statement with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed registration by the Company of the shares of Common Stock registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of June, 1996.

                                                       MYRON KAPLAN
                                          --------------------------------------
                                                       Myron Kaplan

STATE OF MISSOURI
COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Jewel LaFontant-Mankarious, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of an aggregate of 8,000,000 shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), plus up to an additional 1,200,000 shares of Common Stock issuable upon the exercise of the underwriters' over-allotment option, with such numbers of shares of Common Stock being subject to modification by the Pricing Committee of the Board of Directors appointed in connection with the offering, and to file such Registration Statement with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed registration by the Company of the shares of Common Stock registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of June, 1996.

                                                JEWEL LAFONTANT-MANKARIOUS
                                          --------------------------------------
                                                Jewel LaFontant-Mankarious

STATE OF MISSOURI
COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas F. Meagher, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of an aggregate of 8,000,000 shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), plus up to an additional 1,200,000 shares of Common Stock issuable upon the exercise of the underwriters' over-allotment option, with such numbers of shares of Common Stock being subject to modification by the Pricing Committee of the Board of Directors appointed in connection with the offering, and to file such Registration Statement with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed registration by the Company of the shares of Common Stock registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of June, 1996.

                                                    THOMAS F. MEAGHER
                                          --------------------------------------
                                                    Thomas F. Meagher

STATE OF MISSOURI
COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, William O'Driscoll, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of an aggregate of 8,000,000 shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), plus up to an additional 1,200,000 shares of Common Stock issuable upon the exercise of the underwriters' over-allotment option, with such numbers of shares of Common Stock being subject to modification by the Pricing Committee of the Board of Directors appointed in connection with the offering, and to file such Registration Statement with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed registration by the Company of the shares of Common Stock registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of June, 1996.

                                                    WILLIAM O'DRISCOLL
                                          --------------------------------------
                                                    William O'Driscoll

STATE OF MISSOURI
COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, G. Joseph Reddington, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of an aggregate of 8,000,000 shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), plus up to an additional 1,200,000 shares of Common Stock issuable upon the exercise of the underwriters' over-allotment option, with such numbers of shares of Common Stock being subject to modification by the Pricing Committee of the Board of Directors appointed in connection with the offering, and to file such Registration Statement with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed registration by the Company of the shares of Common Stock registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of June, 1996.

                                                   G. JOSEPH REDDINGTON
                                          --------------------------------------
                                                   G. Joseph Reddington